UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2020

GENETHERA, INC.

  (Exact name of Registrant as specified in its charter)

NEVADA	000-27237	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3051 W. 105th Ave.# 350251 Westminster, CO		80035
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (303) 955-0190

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 9, 2019, GeneThera, Inc. terminated its engagement relationship with BFBorgers, CPA, PC; its former independent auditors. There were no disagreements or disputed matters between the Company and Ben Borges on any matter of accounting principles or practices, financial statement disclosures, or any matters concerning, and/or related to auditing scope or procedure.

On March 9, 2019 the Board of Directors voted to formally engage MaughanSullivan, LLC as the Company’s new independent auditors for the year ended December 31, 2019; including all quarterly reviews and audits, thereafter.

ITEM 9.01 EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Dismissal Letter of BFBorgers, CPA, PC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2020	GENETHERA, INC.

	By:	/s/ Tannya L. Irizarry
Tannya L. Irizarry Chief Financial Officer

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